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UNTIED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) 		January 22, 2002

                                                 Allure Cosmetics, LTD.
(Exact name of registrant as specified in its chapter)


         Delaware	          	      33-3424 N.Y.	        	  22-2473081
(State of other jurisdiction	        (Commission             (IRS Employer
of incorporation)	               File Number)		Identification No.)



31-51 Steinway Street L.I.C. NY  	         11103-3908
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code     (718) 545-0507

              32-16 43rd Street Astoria N.Y. 11103
(Former name or former address, if changed since last report)













MATERIAL EVENTS AFFECTING REGISTRANT

Item 5.  Other events.

       1. The Company has retained StockTrans, Inc, as its transfer agent for the Company's common stock.

          All shareholders wishing to transfer their shares may submit their stock certificates to effectuate transfer to:

              StockTrans, Inc.
              44 W. Lancaster Avenue
              Ardmore, PA 19003

       2. PRESS RELEASE

          Allure Cosmetics,Ltd.(ALUR) has developed and will release its line of four new Anti Aging products containing KINETIN and related products to be sold over the Internet through the Company's web site www.allurecosmetics.com in February 2002.

          Allure believes that the consumer in this market will particularly appreciate the results of tests conducted at the Department of Dermatology, University of California at Irvine.

          Researchers found KINETIN reduced the appearance of wrinkles, fine lines, sun damage, and improved skin's texture and moisture content. Even better they confirmed that, unlike many acids used in anti-aging creams, KINETIN does not cause side effects like stinging, peeling or sun sensitivity.

Allure's new KINETIN Anti Aging Line Consists of,

          1-Anti-Wrinkle Complex.

          2-Night Time Revitalizer.

          3-Daytime Moisturizer.

          4-Non Surgical Face Lift Mask.

For more detailed information please visit our web site www.allurecometics.com or Allure Cosmetics on some search engines.

Allure Cosmetics, Ltd. (ALUR) a publicly owned company, develops, distributes and markets an innovative and diverse line of cosmetics, skin care, nail care, natural healing, anti-aging, hair care, and vitamin products, under the trade name "Allure". Not to be confused with the Licensee of Senetek, P.L.C. and Revlon KINETIN related products.

Item 7.  Financial Statements and Exhibits.

         The Company's last reported filings were the Form
10-K for the period ended August 31, 2001 and the Form 10-Q for the period ended November 30, 2001. The Company believes that it is now current on all of its filings.

Safe Harbor Statement

This news release contains forward-looking statements as that term is defined in the Private Securities Litigation
Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated.
Such risks and uncertainties include, but are not limited to, continued compliance with government regulations, customer demand, management of growth, intensity of competition from other cosmetic product vendors, timing and acceptance of new product introductions, general economic conditions and regulatory changes. As well as other relevant risks detailed in the Company's filings with the Securities Exchange Commission, including its Annual Report on Form 10-K for the period ended August 31, 2001, Form 10-
Q for the period ended November 30, 2001, and the information set forth herein should be read in light of such risks.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Allure Cosmetics, Ltd.
                                   (Registrant)

Date January 22, 2002
                             /S/PIETRO GATTINI_________
                              Pietro Gattini, President